1 Investor Summary Q2, 2021 NASDAQ: LCNB

Forward Looking This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: • changes in competitive and market factors that might affect our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition or investment transactions; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • targeted or estimated returns on assets and equity, growth rates and future asset levels; • our ability to attract deposits and other sources of liquidity and capital; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; • changes in our capital structure resulting from future capital offerings or acquisitions; • inflation, interest rate, securities market and monetary fluctuations; • the affects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law. • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; • volatility in the credit and equity markets and its effect on the general economy; • the potential for customer fraud; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and • material differences in the actual financial results of merger and acquisition activities compared with expectations. L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 2 Forward Looking

(1) At July 30, 2021 (2) At June 30, 2021 $1.86 billion in assets, $3.08 billion in total assets managed, and $1.58 billion in deposits(2) $212.8 Million Market Cap(1) 32 branches in Southwestern and Central Ohio 1.2x Price to Tangible Book(1) Completed 4 successful acquisitions since 2013 11.79% YTD ROATCE(2) Experienced and motivated management team aligned with shareholders 11.8% Net Income 2015 - 2020 CAGR Headquartered in Lebanon, Ohio, we are one of the largest community banks in the state with locations throughout 10 Ohio counties and a primary market area focused on serving 3 large, compelling, and distinct markets. Serving our communities for 140+ years, we have a proven history of high and consistent profitability driven by disciplined organic loan growth, diversified revenue base, and low-cost, core deposits. L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 3 MARKET FOCUS Cincinnati | Dayton | Columbus LCNB Overview

Experienced Bankers Dedicated to Creating Value We have assembled an experienced management team with an average of 30 years of banking experience as well as unique experience successfully identifying, completing, and integrating acquisitions. We are focused on developing and training our employees, while attracting top talent from outside our organization and many associates have graduated from the Ohio Bankers League Leadership Training Program. Our management team and Board of Directors are focused on creating long-term value for all shareholders. Focused on Achieving Above Average ROATCE 0.00% 4.00% 8.00% 12.00% 16.00% LCNB Peer Median Peer Average “We are creating an inclusive, diverse, rewarding culture focused on collaboration, learning, and putting our customers first.” Eric J. Meilstrup, President & CEO L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 4 Source: S&P Global Market Intelligence; Peers defined as OH, IN, and KY banks and thrifts with $500 million to $5 billion in total assets

Creating Value for Shareholders DIVIDEND HIGHLIGHTS LCNB has never decreased or suspended its dividend 2020 fourth quarter cash dividend increased 5.6% over the prior year period and represents the third consecutive annual increase Dividend payout range policy of 45% - 55% of earnings From 2017 to 2020, LCNB’s annual dividend has increased at a 4.5% CAGR LONGSTANDING AND CONSISTENT DIVIDENDS $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 5 1 1 2021 Dividend Annualized

Strong Position in Compelling Markets Market Branches 2020 Rank1 Deposits ($000)1 % of Franchise Cincinnati 19 13 $808,008 56% Dayton 3 11 $157,149 11% Columbus 1 20 $148,033 10% Preble County 3 1 $151,111 11% Ross County 4 4 $132,720 9% Clinton County 1 8 $28,074 2% Fayette County 1 7 $14,549 1% Total 32 $1,439,642 100% L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 6 Cincinnati Counties Dayton Counties Columbus Counties Micropolitan Counties CINCINNATI MARKET • Market includes 16 counties in OH, KY and IN • MSA is the 30th largest in the U.S. • Population: 2.2 million • Avg. Household Income: $61,870 • Fastest growing air cargo hub in North America supported by Amazon’s $1.5 billion Prime Air • Key industries include: Biohealth, Business and Professional Services, Advanced Manufacturing, and Technology • Market includes 12 Western OH Counties • MSA is the 73rd largest in the U.S. • Population: 1.8 million • Avg. Household Income: $58,152 • Wright-Patterson Air Force Base is the state’s largest single-site employer • Key industries include: Advanced Manufacturing, Aerospace and Defense, Agriculture, Bioscience, and Logistics DAYTON MARKET • Market includes 11 Central OH counties • MSA is the 32nd largest in the U.S. • Population: 2.2 million • Avg. Household Income: $63,498 • 17 fortune 1,000 HQs, 52 colleges and universities, top 10 millennial concentration • Key industries include: Government, Education, Logistics, Business Services, Technology, and Manufacturing COLUMBUS MARKET • Conveniently located between Columbus, OH, Cincinnati, OH and Charleston, WV • 60% of the U.S. population is located within a day’s drive from Ross County • Population: 77,402 • Kenworth Truck’s assembly plant located in Chillicothe • Key industries include: Manufacturing, Food Processing, Paper, Pet, and Healthcare CHILLICOTHE/ROSS CO. MARKET 1 According to FDIC Market Share Report, June 2020

Caring for our Communities We have developed a long tradition and respected reputation for building strong relationships with our investors, associates, customers and in the communities that we support and do business. Across our organization, our associates are involved with organizations throughout their local communities, and LCNB team members sit on the boards of numerous non-profits and community organizations. We consider employee involvement in evaluating contribution requests, and we support volunteer involvement by our employees in our communities. Link to Community Banking Report “LCNB’s community is much greater than any individual entity, and we believe it is important to create value for all our stakeholders. It is this commitment that has driven LCNB’s success over the past 140+ years.” Spencer S. Cropper, Chairman L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 7

IMPROVING DEFERRAL TRENDS $384.3 $10.4 6/30/2020 6/30/2021 582 2 6/30/2020 6/30/2021 Dollar Balance (in millions) Number of Loans OVERVIEW • Focused on supporting customers, employees, and communities • Offered all customers impacted by the COVID-19 crisis the ability to defer loan payments • Provided support through the Paycheck Protection Program • Prudently increased our allowance for loan and lease losses to account for uncertainty regarding the economic impacts of the COVID-19 crisis COVID-19 Response & Support L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 8 PAYCHECK PROTECTION PROGRAM OVERVIEW Total PPP Loans Approved Total PPP Loans Forgiven PPP Loans Remaining (at 6/30/21) $23.8 million $60.0 million $83.8 million Deferrals have declined over 97% as a result of strong credit performance and improving market conditions Two deferred loans remain within the commercial real estate portfolio, which are secured by real estate

Balanced Growth Focusing on profitable growth, without compromising credit standards Diverse Revenues Multiple sources of revenue insulate LCNB from challenging interest rate environment Consistent Performance Tangible book value has increased at a 5.7% CAGR over the past 5 years Focus on Profitability Proactively control costs, pricing and asset quality Return Capital to Shareholders Longstanding dividend policy and 645,000 share repurchase program Pursue M&A Opportunities Focus on complementary financial institutions COMPONENTS OF BUSINESS MODEL TOTAL ASSETS MANAGED (in thousands) $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 LCNB Corp. Assets Trust & Investments Mortgage Loans Serviced Cash Management Brokerage Accounts At June 30, 2021, total assets managed increased 13.1% year-over-year to a record $3.08 billion L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 9 We believe we can double the size of the Bank through our proven growth strategy, established infrastructure, and strong market position

Strong Financial Performance Supported by Diverse Revenue Sources (at June 30, 2021) Trust Services Business Banking InvestmentsPersonal Banking LTM SOURCES OF INCOME (in thousands) LTM NONINTEREST INCOME Net Interest Income, $56,783 Noninterest Income, $16,362 Fiduciary Income 36% Service charges & fees 36% Bank owned life insurance 7% Gain on sale of loans 12% Other operating income 9% L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 0

Wealth Management Strategy With a record of $1.0 billion in assets under management, at June 30, 2021, LCNB Wealth Management provides sophisticated wealth management solutions with the personal service LCNB’s customers expect. Portfolio management is tailored to the specific circumstances of the customer. Individual securities, mutual funds, ETFs and alternative investments are used to strategically place the customer in the best possible position to meet their individual needs and investment goals. WEALTH MANAGEMENT ASSETS (in millions) $- $150 $300 $450 $600 $750 $900 $1,050 2015 2016 2017 2018 2019 2020 Assets managed have grown at a 16.4% CAGR PRODUCTS & SERVICES L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 1 Investments & Guided Wealth Portfolios Annuities Insurance Brokerage Services 529 Plans Tax & Financial Planning Retirement Planning Charitable Planning Estate & Trust Planning Trust Administration

M&A Strategy Since 2013, we have completed 4 successful acquisitions of high-quality community banks that have added scale, expanded our markets, and generated attractive returns. There are over 70 banks within Ohio, Indiana, and Kentucky that we have identified as potential acquisition candidates. Our community banking culture and successful track record supports our M&A strategy. We believe remaining independent is the best way to serve our communities, drive growth, and create long- term value for all our shareholders. Relationships make the difference for growing clients. “LCNB didn’t just want to make a deal; they wanted to make the right deal. Having a bank you trust lets you think more strategically.” Brady Duncan & Kenny McNutt, Co-Founders, MadTree Brewing L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 2 PROVEN ACQUISITION STRATEGY Control risk and earn quick payback Pursue banks with similar cultures and markets with strong core customer demographics Seek opportunities that support diverse income streams

Digital Trends and Strategy Investing in Secure Digital and Mobile Platforms Focused on expanding digital marketing efforts and reach, while optimizing physical branch presence Refreshed entire ATM network and ITM upgrades available New online platform supports digital account opening and lending applications 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 MOBILE CHECK DEPOSITS: Up 12% Year-over-Year 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 PAPERLESS ACCOUNTS: Up 22% Year-over-Year Digital Trends & Strategy L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 3 LCNB Operations Center, Lebanon OH

Low-Cost Deposit Base OVERVIEW DEPOSIT TRENDS (in millions) CORE DEPOSITS TO TOTAL DEPOSITSDEPOSIT COMPOSITION (in millions) $- $500 $1,000 $1,500 $2,000 6/30/2020 6/30/2021 Noninterest-bearing Interest-bearing • Prudent management of deposit base • Off balance sheet insured cash sweep program • Total deposits increased 7.9% to $1.46 billion in 2020, and are up 8.4% YTD in 2021 to $1.58 billion • Noninterest-bearing stood at 30.0% of total deposits at June 30, 2021 and at June 30, 2020 L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 4 96.9% 97.3% 97.6% 97.9% 98.1% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Total Deposits Total Deposit Costs

Loan Trends 7.4% 63.4% 25.9% 2.7% 0.7% Commercial and industrial Commercial real estate Residential real estate Consumer Agricultural Other • Strong, local, and individual lending culture • Products include commercial and industrial loans, commercial and residential real estate loans, agricultural loans, construction loans, various types of consumer loans, and SBA loans. • Loans, net at June 30, 2021, increased 1.4% year-to-date to $1.31 billion • BancAlliance member • Limited amount of loan portfolio is participations purchased 76.67% 77.32% 74.10% 73.11% 70.67% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 OVERVIEW LOANS Gross by Industry Type LOANS, Net to AssetsLOANS, Annual Net Growth L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 5 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2015 2016 2017 2018 2019 2020

Legacy of Strong Asset Quality NPLs / TOTAL LOANS ($ in thousands) Q2 2021 CRE Breakdown Top CRE Categories (includes non-owner occupied and owner occupied) 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $- $1,000 $2,000 $3,000 $4,000 $5,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 NPLs NPLs / Total Loans ANNUAL NET CHARGE-OFFS (at December 31, 2020) 0.00% 0.01% 0.02% 0.03% 0.04% 0.05% 0.06% 0.07% 2016 2017 2018 2019 2020 L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 6 65.5% 34.5% CRE Non-Owner Occupied CRE Owner Occupied Category # of Loans Balance % of CRE Portfolio Retail Building 137 $135.9 mil. 24% Office Building 179 $125.0 mil. 22% Mixed Use Building 88 $62.3 mil. 11% Self Storage 24 $34.7 mil. 6% Hotel/Motel 10 $33.1 mil. 6% Light Industrial 38 $30.3 mil. 6% Remainder 229 $141.5 mil. 25% Total 705 $562.8 mil. 100%

History of Strong Earnings Growth NET INTEREST INCOME After Provision for Loan Losses, Annually PRE-TAX, PRE-PROVISION INCOME Annually $- $5,000 $10,000 $15,000 $20,000 $25,000 2015 2016 2017 2018 2019 2020 ANNUAL NET INCOME Increased at an 11.8% CAGR • 2020 EPS increased 7.6% to $1.55 per diluted share • Improving efficiency ratio, which was 63.39% for the full year ended December 31, 2020, compared to 64.76% at December 31, 2019 • Strong full year returns at December 31, 2020: ‒ Return on average tangible equity: 11.53% ‒ Return on average equity: 8.49% ‒ Return on average assets: 1.18% FOCUSED ON MAINTAINING STRONG PROFITABILITY L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 7 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2015 2016 2017 2018 2019 2020 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2015 2016 2017 2018 2019 2020

OVERVIEW (at June 30, 2021) AVERAGE EQUITY TO ASSET RATIO AVERAGE LOANS TO DEPOSITSTCE/TCA • Total risk-based capital exceeds well-capitalized threshold • Loan growth funded through core deposits • Significant availability from FHLB • $55.0 million of additional liquidity available through line of credit agreements • $240.0 million in total shareholders’ equity • Tangible book value per share increased 5.0% to $14.15 over the prior year period • Approximately $100 million of additional liquidity through insured cash sweep program 93.39% 92.67% 90.79% 88.28% 84.63% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 13.82% 13.72% 13.76% 13.61% 13.05% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 L C N B C O R P . | Q 1 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 8 Liquidity & Capital 10.45% 10.62% 10.64% 10.12% 9.96% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

Summary • Growth-oriented community bank dedicated to creating value • Business model focused on providing diverse, and community- oriented financial services • Strong position within three large, compelling, and distinct Ohio markets • Experienced and motivated management team • Proven acquisition strategy and recognized “acquirer of choice” within markets • History of strong financial performance Relationships make the difference for growing clients. “Other banks don’t have the expertise LCNB has. They do their due diligence. They dig in, they understand the project, and that’s why they’re able to react fast." Jon Blackham, Chief Financial Officer, PLK Properties L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 1 9

20 Appendix Historical Annual Financials Historical Quarterly Financials

Dollars in thousands 2016 2017 2018 2019 2020 Net interest income 40,246 40,864 48,169 54,406 56,218 Provision for loan losses 913 215 923 207 2,014 Noninterest income 10,853 10,458 11,050 12,348 15,741 Noninterest expense 33,261 33,863 40,502 43,522 45,785 Income before income taxes 16,925 17,244 17,794 23,025 24,160 Income taxes 4,443 4,272 2,949 4,113 4,085 Net income 12,482 12,972 14,845 18,912 20,075 Net interest margin 3.51% 3.58% 3.63% 3.71% 3.70% Total assets 1,306,799 1,295,638 1,636,927 1,639,308 1,745,884 Loans, net 816,228 845,657 1,194,577 1,239,406 1,293,693 Total deposits 1.110,905 1,085,821 1,300,919 1,348,280 1,455,423 Book value per share 14.30 14.99 16.47 17.63 18.73 Tangible book value per share 10.86 11.64 11.67 12.78 13.93 Earnings per share, diluted 1.25 1.29 1.24 1.44 1.55 Cash dividend (per share) 0.64 0.64 0.65 0.69 0.73 Dividend pay-out ratio 50.79% 49.23% 52.42% 47.92% 47.10% Return on average assets 0.96% 0.99% 1.00% 1.15% 1.18% Return on average equity 8.60% 8.74% 7.90% 8.42% 8.49% L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 2 1 Annual Financials

Quarterly Financials Dollars in thousands Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net interest income 13,998 13,529 14,513 14,372 14,369 Provision for loan losses 16 976 (151) (52) (15) Noninterest income 3,319 4,278 4,305 3,465 4,314 Noninterest expense 11,116 11,653 11,944 11,492 12,208 Income before income taxes 6,185 5,178 7,025 6,397 6,490 Income taxes 1,128 928 1,283 1,157 1,200 Net income 5,057 4,250 5,742 5,240 5,290 Net interest margin 3.70% 3.47% 3.71% 3.68% 3.51% Total assets 1,735,332 1,725,615 1,745,884 1,818,321 1,856,670 Loans, net 1,330,422 1,334,186 1,293,693 1,329,422 1,312,113 Total deposits 1,438,921 1,430,394 1,455,423 1,537,116 1,577,345 Book value per share 18.27 18.46 18.73 18.66 18.99 Tangible book value per share 13.47 13.66 13.93 13.87 14.15 Earnings per share, diluted 0.39 0.33 0.44 0.41 0.41 Cash dividend (per share) 0.18 0.18 0.19 0.19 0.19 Dividend pay-out ratio 46.15% 54.55% 43.18% 46.34% 46.34% Return on average assets 1.19% 0.97% 1.31% 1.20% 1.15% Return on average equity 8.63% 7.08% 9.52% 8.80% 8.78% L C N B C O R P . | Q 2 , 2 0 2 1 I N V E S T O R S U M M A R Y P A G E 2 2 Quarterly Financials

23 lcnbcorp.com NASDAQ: LCNB LCNB National Bank | lcnb.com 2 N. Broadway Lebanon, OH 45036 Member FDIC | Equal Housing Lender #furthertogether